SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

          Filed  by  the  Registrant   [x]
          Filed  by  a  Party  other  than  the  Registrant   [_]

          Check  the  appropriate  box:
          [_]     Preliminary  Proxy  Statement
          [_]     Confidential,  for Use of the Commission Only (as permitted by
                  Rule  14a-6(e)(2))
          [x]     Definitive  Proxy  Statement
          [_]     Definitive  Additional  Materials
          [_]     Soliciting  Material  Pursuant  to  Sec.240.14a-11(c)  or
                  Sec.240.14a-12

                          AMERICAN HOMESTAR CORPORATION
     ---------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     ---------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment  of  Filing  Fee  (Check  the  appropriate  box):

     [x]  No  fee  required.
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title  of  each class of securities to which transaction applies:

               -----------------------------------------------------------------
          2)   Aggregate  number  of  securities  to  which transaction applies:

               -----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------
          4)   Proposed  maximum  aggregate  value  of  transaction:

               -----------------------------------------------------------------
          5)   Total  fee  paid:

               -----------------------------------------------------------------

     [_]  Fee  paid  previously  with  preliminary  materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount  Previously  Paid:

               -----------------------------------------------------------------
          2)   Form,  Schedule  or  Registration  Statement  No.:

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          3)   Filing  Party:

               -----------------------------------------------------------------
          4)   Date  Filed:

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
                          AMERICAN HOMESTAR CORPORATION
                      2450 SOUTH SHORE BOULEVARD, SUITE 300
                            LEAGUE CITY, TEXAS 77573

                                                              September 16, 2004

Dear  Shareholder:

     You are cordially invited to attend the 2004 Annual Meeting of Shareholders of American Homestar Corporation (the "Company") to be held at 9:00 a.m. (C.D.T.), on October 18, 2004, at the South Shore Harbour Hotel located at 2500 South Shore Blvd., Houston, Texas 77573.

     If  you  are  unable  to  attend the meeting in person, you may participate through  internet  access  at  www.americanhomestar.com  and clicking on "Annual
                               ------------------------
Shareholders  Meeting  Webcast".

     At the 2004 Annual Meeting, you will be asked to elect the nominees for the Series C directors and Series I director named in the accompanying form of proxy. The board of directors recommends that you vote FOR these nominees.

     Details regarding the matters to be acted upon at the 2004 Annual Meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

     Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented and voted. Accordingly, be sure to complete, sign and date the enclosed proxy card and mail it in the envelope provided as soon as possible so that your shares may be represented at the meeting and voted in accordance with your wishes. If you do attend the 2004 Annual Meeting, you may vote in person even if you have previously returned your proxy card.

     On behalf of our board of directors and management, thank you for your continued support of American Homestar.


     Very  truly  yours,


     /s/  Richard N. Grasso                /s/  Finis F. Teeter
     -------------------------             ---------------------------
     Richard N. Grasso                     Finis F. Teeter
     Chairman                              Chief Executive Officer

                          AMERICAN HOMESTAR CORPORATION
                      2450 SOUTH SHORE BOULEVARD, SUITE 300
                            LEAGUE CITY, TEXAS 77573

                       __________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 18, 2004

To  the  Shareholders  of  American  Homestar  Corporation:

     The Annual Meeting of Shareholders of American Homestar Corporation, a Texas corporation, will be held on October 18, 2004, at 9:00 a.m. (C.D.T.), at the South Shore Harbour Hotel located at 2500 South Shore Blvd., Houston, Texas 77573, for the following purposes:

     1. To elect two Series C directors and one Series I director for a term of one year or until their successors are elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on September 9, 2004 are entitled to notice of, and to vote at, the meeting.

                                        By Order of the Board of Directors,


                                        /s/  Craig  A.  Reynolds
                                        ---------------------------------------
                                        Craig A. Reynolds, Corporate Secretary

September 16, 2004

--------------------------------------------------------------------------------
     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.
--------------------------------------------------------------------------------

                          AMERICAN HOMESTAR CORPORATION
                      2450 SOUTH SHORE BOULEVARD, SUITE 300
                            LEAGUE CITY, TEXAS 77573

                                 PROXY STATEMENT

                       For Annual Meeting of Shareholders
                         To be Held on October 18, 2004

                                     GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by American Homestar Corporation (the "Company" or "we" or "us") on behalf of its board of directors, to be used at the Annual Meeting of the Shareholders of the Company on October 18, 2004. The proxy statement and the accompanying proxy card are first being mailed to shareholders on or about September 16, 2004.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, solicitation of proxies may be made by personal interview, special letter, telephone or telecopy by any of our officers, directors and employees, who will receive no special compensation for these activities. Brokerage firms will be requested to forward proxy materials to beneficial owners of shares registered in their names and will be reimbursed for their expenses.

PROXIES

     If you are not be able to attend the 2004 Annual Meeting in person, you may vote by completing the enclosed proxy card and returning it to the Company. Instructions for voting by mail are included on your proxy card. You are urged to sign and return your proxy card promptly to make certain your shares will be voted at the meeting. Our board of directors will vote your shares according to your instructions. If you sign and return your proxy card but do not specify a choice, your shares will be voted as the board of directors has recommended, which is FOR the election of the nominees for the Series C directors and the Series I director named in the accompanying form of proxy. Although the board of directors is not aware of any other proposals to be presented at the meeting, your proxy authorizes the persons named in the proxy card to vote on your behalf with respect to any other matters brought before the shareholders. You may revoke your proxy at any time before it has been exercised by giving written notice of revocation to the Secretary of the Company, by filing with the Company a duly executed proxy bearing a later date, or by voting in person at the meeting.

VOTING  PROCEDURES  AND  TABULATION

     The Company will appoint one or more inspectors of election to serve at the 2004 Annual Meeting. The inspector(s) will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, make a written report of the meeting and perform certain other duties as required by law. Each inspector will sign an oath to perform his or her duties in an impartial manner and to the best of his or her abilities.

     The inspectors will tabulate the number of votes cast for or withheld as to the vote on the nominees for the Series C directors. Under Texas law and the Company's Articles of Incorporation and Bylaws, abstentions and broker non-votes will have no effect on the voting on the election of directors, provided a quorum is present, because directors are elected by a plurality of the shares of stock present in person or by proxy at the meeting and entitled to vote. For all proposals other than the election of directors, the affirmative vote of a majority of the shares of common stock outstanding and represented in person or by proxy at a meeting of shareholders at which a quorum is present is required. A broker non-vote or other limited proxy as to a proposal voted on at the meeting will be counted towards a meeting quorum, but cannot be voted on the proposal and therefore will not be considered a part of the voting power with respect to the proposal.

                                VOTING SECURITIES

     Only the holders of record of our Series C common stock, par value $0.01 per share, at the close of business on September 20, 2004, the record date for the meeting (the "Record Date"), are entitled to vote on the election of Series C directors at the meeting. For matters other than the election of Series C directors, the holders of Series M common stock, par value $0.01 per share, are entitled to vote together with the holders of Series C common stock, voting together as a single class. On the record date, there were 9,979,976 shares of Series C common stock and 67,600 shares of Series M common stock outstanding and entitled to be voted at the meeting. A majority of the outstanding shares of common stock present in person or by proxy and entitled to vote is necessary to constitute a quorum. Each share of common stock is entitled to one vote.

                                   PROPOSAL I:
                              ELECTION OF DIRECTORS

     The business and affairs of the Company are managed by our board of directors, which exercises all corporate powers of the Company and establishes broad corporate policies. The Company's Restated Articles of Incorporation require that the board of directors consist of five members. For all elections of directors on or before September 1, 2006, holders of Series C common stock voting as a class have the right to elect two directors (the "Series C Directors"), holders of Series M common stock voting as a class have the right to elect two directors (the "Series M Directors"), and holders of Series C common stock and Series M common stock voting as a single class have the right to elect one director (the "Series I Director"). All directors elected for terms commencing on or after September 1, 2004, shall serve for a term of one
(1) year until the next succeeding annual meeting or until their respective successors shall have been elected and qualified. Currently, the members of the board of directors are Richard N. Grasso (Series C Director and Chairman), Ellis
L.  McKinley  (Series C Director), Richard F. Dahlson (Series M Director), Finis
F. Teeter (Series M Director), and Nathan P. Morton (Series I Director). Messrs. Dahlson and Teeter have been elected by the unanimous written consent of the holders of Series M common stock, dated July 21, 2004, to serve as Series M Directors until their successors are elected and qualified. The holders of Series M common stock, by the unanimous written consent, dated July 21, 2004 have voted for Nathan P. Morton for election as the Series I Director. A majority of our current directors fall within the meaning of "independent" as set forth in the National Association of Securities Dealers' rules.

     Directors are elected to serve until the annual meeting of shareholders for the year in which their term expires and until their successors have been elected and qualified, subject, however, to their prior death, resignation, retirement, disqualification or removal from office. If a quorum is present, two Series C directors and one Series I director will be elected by a plurality of the shares of common stock present in person or by proxy at the meeting and entitled to vote. Abstentions and broker non-votes have no effect on the vote. All duly submitted and unrevoked proxies will be voted for Richard Grasso and Ellis McKinley, the Series C nominees, and Nathan Morton, the Series I nominee, except where the authorization to vote so is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the board of directors.

     The nominees selected to stand for election to our board of directors are Richard Grasso, Ellis McKinley and Nathan Morton, who have each consented to serve as a director if elected. Messrs. Grasso, McKinley and Morton are presently directors of the Company and have served continuously in such capacity since they were first elected.

     Information on the directors of the Company is set forth below.

                         Year First Elected  Position and Offices with
Name                Age       Director              the Company         Series   Term
------------------  ---  ------------------  -------------------------  ------  ------
Richard N. Grasso*  58          2001                 Chairman             C     1 year
Ellis L. McKinley*  52          2003                                      C     1 year
Nathan P. Morton*   55          2003                                      I     1 year
Finis F. Teeter     60          1984             President, Chief         M     1 year
                                                 Executive Officer
Richard F. Dahlson  44          2002                                      M     1 year

*Current  Nominee

     RICHARD N. GRASSO has served as a director of the Company since October 2001. Mr. Grasso has served as Chairman of the board of directors since January 2003 and serves as Chairman of the Audit Committee and is a member of the Compensation Committee. Mr. Grasso is currently the Director of Credit for the Ben E. Keith Company. From 1974 through 2001 Mr. Grasso was a Vice President with Kevco, Inc., which was a supplier to the manufactured housing industry and a creditor of the Company prior to the Company's reorganization. Kevco, Inc. filed for bankruptcy protection under Chapter 11 on February 5, 2001. Mr. Grasso was a co-chair of the Creditor's Committee during the Company's reorganization and has a substantial amount of experience as a supplier to the manufactured housing industry. Mr. Grasso holds a BA in Business Administration and Economics from Iowa Wesleyan.

     ELLIS L. MCKINLEY has been a director of the Company since January 2003, and serves as Chairman of the Compensation Committee and as a member of the Audit Committee. Mr. McKinley is currently the Chief Financial Officer for Transplace, Inc., an internet-enabled logistics and supply chain service provider and was the Chief Financial Officer for Kevco, Inc. from 1995 to 1999. Kevco, Inc. was a supplier to the manufactured housing industry. Mr. McKinley was an audit partner for Grant Thorton from 1981 until 1994. Mr. McKinley is a Certified Public Accountant and holds a BBA in Accounting from the University of Texas.

     NATHAN P. MORTON has been a director of the Company since October 2003 and is a member of the Audit Committee and the Compensation Committee. Mr. Morton is President of Remote Light, Inc., a Dallas-based fiber optics company. He currently serves on the Boards of Leverence, a Seattle-based technology company, and Starpower Home Entertainment, a Dallas-based retailer of custom audio and video systems. In the past, Mr. Morton has been Chief Executive Officer of CompUSA, Computer City, Buildnet and Open Environment Corporation. Prior to that, he was Senior Vice President of Operations for The Home Depot and held various management posts for Two Guys Discount Department Stores and Target Stores.

     FINIS F. TEETER founded the Company in 1971. Mr. Teeter has served as President, Chief Executive Officer and a Director since October 2000, and also served as Chairman of the Board and Chief Executive Officer from 1971 until August 1993. From August 1993 until January 2000, Mr. Teeter served as Chairman of the Board and Co-Chief Executive Officer. From January to October 2000, Mr. Teeter served as a Director of the Company. Prior to forming the Company, Mr.
Teeter served in various sales and sales management capacities with Teeter Mobile Homes from 1962 to 1969 and with Mobile Home Industries from 1969 to late 1970.

     RICHARD F. DAHLSON has been a director of the Company since January 2002. Mr. Dahlson is a partner in Jackson Walker L.L.P., a law firm headquartered in Dallas, Texas, which served as outside corporate counsel to the Company from 1993 to 2001. Mr. Dahlson has been with Jackson Walker since 1984. Mr. Dahlson received his B.S.B.A. from the University of Minnesota and his J.D. degree from the University of Wisconsin. Mr. Dahlson also serves as a director of MAII Holdings, Inc., a holding company, and CRD Holdings, Inc., a subsidiary of MAII that is engaged in the long-term automobile rental business.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE "FOR" ALL THECURRENT NOMINEES

                          COMMITTEES AND BOARD MEETINGS

     As required by the Amended and Restated Bylaws of the Company, the board of directors has designated a Compensation Committee and an Audit Committee. The Company does not have a standing nominating committee of the board of directors or any other committee that performs a similar function. During fiscal year 2004, the board of directors held 12 regular and 9 special meetings. All directors attended 95% of such meetings held during the period in which such director served. In addition, the current committees of the board of directors, the composition and functions thereof and the number of meetings held in fiscal year 2004 are as set forth below:

     Compensation Committee. During fiscal year 2004, the members of the Company's Compensation Committee were Ellis McKinley, Richard Grasso and Nathan Morton and Mr. McKinley was the designated Chairman of the Committee. In fiscal year 2004, the members of the Compensation Committee met two times. The Compensation Committee administers the Company's stock option plans, and in this capacity makes all option grants or awards to employees, including executive officers, under the plans. In addition, the Compensation Committee is responsible for making recommendations to the board of directors with respect to the compensation of the Company's chief executive officer and its other executive officers and for establishing compensation and employee benefit policies.

     Audit Committee. In fiscal year 2004, the members of the Company's Audit Committee were Richard Grasso, Ellis McKinley and Nathan Morton, and Mr. Grasso served as the designated Chairman of the Committee. All members of the Audit Committee were "independent" as such term is defined in the National Association of Securities Dealers' listing standards at the time the members served on the Audit Committee. During fiscal year 2004, the Audit Committee met eight times. The Audit Committee reviews the Company's financial reporting processes, the system of internal controls, and the audit process for monitoring compliance with laws and regulations. In addition, the committee reviews, with the Company's auditors, the scope of the audit procedures to be applied in the conduct of the annual audit as well as the results of that audit. Our board has determined that each of the Audit Committee members is independent, in accordance with the audit committee requirements of the National Association of Securities Dealers. On April 20, 2004, the board or directors adopted a revised written charter for the audit committee, a copy of which is attached hereto as Appendix A.

     Consideration of Director Nominees. The Company does not have a standing nominating committee that identifies and selects nominees for our board of directors. Instead, under the Company's Restated Articles of Incorporation, nominations for Series C directors are made by the current Series C directors, nominations for Series M directors are made by the current Series M directors and nominations for the Series I director are made by the current Series C and Series M directors. Accordingly, Mr. Grasso and Mr. McKinley nominated each other to serve as Series C directors for the upcoming year; Mr. Teeter and Mr. Dahlson nominated each other to serve as Series M directors for the upcoming year and Mr. Morton was nominated, through unanimous agreement of the Series C and Series M directors to serve as Series I director for the upcoming year. Further, by unanimous written consent of the Series M shareholders, Mr. Teeter and Mr. Dahlson were elected as Series M directors and votes representing 67,600 Series M shares were cast in favor of Mr. Morton as the Series I director. The election of Mr. Grasso, Mr. McKinley and Mr. Morton is subject to the vote of the Company's Series C shareholders at the Company's annual meeting on October 18, 2004.

     Security Holder Communications. Security holder communications intended for the board of directors or for particular directors (other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals) may be sent in care of the Company's Secretary at American Homestar Corporation, 2450 South Shore Boulevard, Suite 300, League City, Texas 77573. The Secretary will forward all such communications, without screening, to the board of directors or to particular directors as directed.

                             AUDIT COMMITTEE REPORT

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein. The members of the Audit Committee are Ellis McKinley, Nathan Morton and Richard Grasso, who serves as Chairman. The board of directors, in its business judgment, has determined that each member of the Audit Committee meets the independence and experience requirements as determined under the National Association of Securities Dealers' listing standards and that one member (Mr. McKinley) has the accounting or related financial management expertise to be considered the "audit committee financial expert."

     The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the committee's composition and meetings. To carry out its responsibilities, the Audit Committee met eight times during fiscal 2004. Members of the Audit Committee met with management, the Company's outside auditors, UHY Mann Frankfort Stein & Lipp CPAs, L.L.P. ("UHY Mann Frankfort"), and the Company's general counsel, Thompson & Knight, LLP to review and discuss all financial statements prior to their issuance and to discuss significant accounting matters. The Audit Committee's review included discussion with UHY Mann Frankfort on those matters required to be discussed pursuant to Statement on Auditing Standards No. 61 "Communication With Audit Committees," as amended by Statement on Auditing Standards No. 90. The Audit Committee also discussed with UHY Mann Frankfort matters relating to the independence of UHY Mann Frankfort, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees." The Audit Committee has discussed with the auditors that the auditors are retained by the Audit Committee, and that the auditors must raise any concerns about the Company's financial reporting and procedures directly with the Audit Committee. Based on these discussions with the independent auditors, the Audit Committee believes it has a basis for its oversight judgments and for recommending that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

     Additionally, the Audit Committee has discussed with management and the independent accountants the scope of the audit, the Company's critical accounting policies, and the Company's financial statements. On the basis of the reviews and discussions mentioned, the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended July 2, 2004 for filing with the SEC. Also based on these reviews, as well as an assessment of the performance of the key engagement partners at UHY Mann Frankfort, the Audit Committee recommended that UHY Mann Frankfort be reappointed as the Company's independent auditors for the 2005 fiscal year.

     Members of the Audit Committee rely without independent verification on the information provided to them by management and the independent auditors. The Audit Committee's oversight function thus does not duplicate the activities of the management verification that management has employed appropriate accounting and financial reporting principles, or that appropriate procedures to ensure compliance with accounting standards and laws and regulation, or that the financial statements have been presented in accordance with accounting principles generally accepted in the United States of America.

                                        Respectfully  submitted,
                                        Richard  N.  Grasso,  Chairman
                                        Ellis  L.  McKinley
                                        Nathan  P.  Morton



AUDIT  FEES

     The aggregate fees rendered by UHY Mann Frankfort Stein & Lipp CPAs, L.L.P in connection with the Company's annual audit and quarterly filings were approximately $126,000 and $131,000 for fiscal years 2004 and 2003, respectively.

AUDIT  RELATED  FEES

     UHY Mann Frankfort Stein & Lipp CPAs, L.L.P rendered audit-related fees of approximately $15,290 and $24,000 for fiscal years 2004 and 2003, respectively, for the audit of an employee benefit plan and for assistance with regulatory requirements.

TAX  FEES

     UHY Mann Frankfort Stein &Lipp Advisors, Inc. billed approximately $5,600 and $22,000 for fiscal years 2004 and 2003, respectively, for the review of the Company's tax returns and assistance on bankruptcy related tax issues.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No professional services fees were billed for financial information system design and implementation during fiscal year 2004 or fiscal year 2003.

ALL  OTHER  FEES

     No other fees were billed for services rendered in fiscal year 2004 or fiscal year 2003 by UHY Mann Frankfort for services other than those covered in the paragraphs above headed Audit Fees, Audit Related Fees and Tax Fees.

                             EXECUTIVE COMPENSATION

     The  following  discloses summary information regarding the compensation of
(i) Finis F. Teeter, the Chief Executive Officer, and (ii) the three most highly compensated officers other than Mr. Teeter that earned in excess of $100,000 during the fiscal year ended July 2, 2004 (collectively the "Named Executives").

                                             Annual Compensation                      Long Term Compensation
                               ---------------------------------------------  ------------------------------------
                                                                                      Awards             Payouts
                                                                              ------------------------  ----------
                                                                                           Securities
                                                                                           Underlying
                                                               Other Annual   Restricted    Options/      LTIP        All Other
Name and                                                       Compensation     Stock         SARs       Payouts     Compensation
Principal Position             Year  Salary ($)   Bonus ($)        ($)        Awards ($)    (Shares)       ($)           ($)
                               ---------------------------------------------  ----------------------------------------------------
Finis F. Teeter . . . . . . .  2004  $300,000     $        0  $            0           --           --  $       --  $           --
    Director, President and    2003   286,154(a)           0               0           --           --          --              --
    Chief Executive Officer    2002   288,771        204,750               0           --    2,999,900          --              --

Craig A. Reynolds . . . . . .  2004  $190,000     $        0  $            0           --           --  $       --  $           --
    Executive Vice President,  2003   181,231(a)           0               0           --           --          --              --
    Chief Financial Officer    2002   159,231        154,675               0           --      250,000          --              --
    and Secretary

Charles N. Carney, Jr. . . .   2004  $190,000     $        0  $            0           --           --  $       --  $           --
    Vice President, Chief      2003   185,939(a)           0               0           --           --          --              --
    Operating Officer-Retail   2002   185,741        154,675               0           --      250,000          --              --
    Operations

Jackie H. Holland . . . . . .  2004  $140,000     $   13,500  $            0           --       35,000  $       --  $           --
    Vice President, Chief      2003   114,000(a)      36,000               0           --           --          --              --
    Operating Officer-         2002   120,000         65,700               0           --       65,000          --              --
    Manufacturing Operations

_______________________________

(a) Includes a voluntary 10% reduction in salary from January 1, 2003 through June 27, 2003.

                      OPTION/SAR GRANTS IN FISCAL YEAR 2004

     The following table provides information on option grants in fiscal 2004 to the Named Executives.

                                                                                       Potential Realizable Value at
                                                                                       Assumed Annual Rates of Stock
                                                                                           Price Appreciation for
                                           Individual Grants                                   Option Term (1)
                        -----------------------------------------------------------  ----------------------------------
                                        Percent of
                          Number of        Total
                         Securities    Options/SARs
                         Underlying     Granted to
                        Options/SARs     Employees    Exercise or
                           Granted       In Fiscal     Base Price
                          (Shares)         Year        Per Share    Expiration Date         5%                10%
                        -----------------------------------------------------------  ----------------------------------
Finis F. Teeter. . . .             --
Craig A. Reynolds. . .             --
Charles N. Carney, Jr.             --
Jackie H. Holland. . .         35,000            11%  $       1.35       12/17/2012  $         26,000           64,000

____________________
     (1) After the Company emerged from bankruptcy, effective October 3, 2001, the Company's common equity stock was restricted from trading through April 11, 2004. Since April 11, 2004, there have been very sporadic offers to buy or sell and only one trade of the Company's stock on the Over-the-Counter "pink sheets" exchange. The Company does not consider this very limited activity sufficient to set a value for the stock and, therefore, is unable to accurately determine the value of any unexercised options. Therefore, calculations of potential realizable value cannot be based upon prices at which the common equity is sold or at bid and asked prices. The calculations were made on the basis of 5% and 10% appreciation of the exercise price per share of the options, $1.35 per share, which is based upon the fresh start accounting valuation of the Company established by an independent third party in connection with the Company's emergence from bankruptcy.

                       AGGREGATED OPTION EXERCISES IN 2004
                        AND OPTION VALUES AT JULY 2, 2004

     The following table provides information on option/SAR exercises in fiscal 2004 by the Named Executives and the values of such officers' unexercised options at July 2, 2004.

                                                    Number of
                                                   Securities            Value of
                                                   Underlying          Unexercised
                                                   Unexercised         In-The-Money
                                                 Options/SARs at     Options/SARs at
                          Shares                 Fiscal Year-End     Fiscal Year-End
                         Acquired      Value    (#); Exercisable/   (#) ; Exercisable/
                        on Exercise  Realized     Unexercisable     Unexercisable (1)
                        -----------  ---------  -----------------  --------------------
Finis F. Teeter. . . .     N/A       $   N/A    749,975/2,249,925      $   --/--
Craig A. Reynolds. . .     N/A           N/A       62,500/187,500      $   --/--
Charles N. Carney, Jr.     N/A           N/A          -0-/187,500      $   --/--
Jackie H. Holland. . .     N/A           N/A        25,000/75,000      $   --/--

____________________________
     (1) After the Company emerged from bankruptcy, effective October 3, 2001, the Company's common equity stock was restricted from trading through April 11, 2004. Since April 11, 2004, there have been very sporadic offers to buy or sell and only one trade of the Company's stock on the Over-the-Counter "pink sheets" exchange. The Company does not consider this very limited activity sufficient to set a value for the stock and, therefore, is unable to accurately determine the value of any unexercised options.




             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

      There were no awards under long-term incentive plans in fiscal 2004.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the board of directors is composed of non-employee directors of the Company. The Compensation Committee's duties include reviewing and making recommendations to the board generally with respect to the compensation of the Company's executive officers. The board of directors reviews these recommendations and approves all executive compensation action. During the Company's reorganization, the official committee of unsecured creditors appointed by the United States Trustee under Chapter 11 of the Bankruptcy Code (the "Creditors Committee") and the Company established the overall framework for the compensation for Company employees. Since the Company's emergence from bankruptcy in October 2001, the Compensation Committee has implemented and provided oversight of the compensation framework set forth under the Plan of Reorganization.

     The Company's executive compensation program is designed to align compensation with the Company's business strategy, values and management initiatives. The program:

          - Integrates compensation programs with the Company's annual and long-term strategic planning and measurement processes.

          - Reinforces strategic performance objectives through the use of incentive compensation programs.

          - Rewards executives for long-term strategic management and the enhancement of shareholder value by delivering an appropriate ownership interest in the Company.

          - Seeks to attract and retain quality talent, which is critical to both the short-term and long-term success of the Company.

     In connection with the Company's Plan of Reorganization, the Company entered into a written employment agreement with Mr. Teeter in October 2001. Mr. Teeter abstains from voting on any issue submitted to the board of directors that relates to executive compensation. The Company has not entered into written employment agreements with any other of its executive officers. See the section titled "Employment Agreements" below for further details.

     The three components of the Company's current compensation program for executive officers are: (i) base compensation, (ii) discretionary annual bonuses and (iii) incentive stock options.

BASE  COMPENSATION

     During the reorganization process, the Company and the Creditors Committee jointly determined the framework for base compensation for the Company's executive officers and management, after seeking the advice and guidance of an outside consulting firm. The guidance provided by the outside consultant included evaluating and determining appropriate ranges of pay for management to facilitate a salary structure. In determining appropriate pay ranges, the Company and the Creditors Committee examined market compensation levels for executives who were employed in similar positions in public companies with comparable revenues, net income and market capitalization. This market information is used as a frame of reference for annual salary adjustments and starting salaries and will continue to be monitored by the Compensation Committee.

DISCRETIONARY  ANNUAL  BONUSES

     The Compensation Committee believes that annual cash bonuses may be effectively used to motivate and reward the accomplishment of corporate annual objectives, reinforce strong performance with differentiation in individual awards based on contributions to business results and to provide a fully competitive compensation package with the objective of attracting, rewarding and retaining individuals of the highest quality. As a pay-for-performance plan, year-end cash bonus awards are paid upon the achievement of performance goals established for the fiscal year. Executive officers are measured on two performance components: (1) corporate financial performance (specific measurements are defined each year and threshold, target and minimum performance levels are established to reflect the Company's objectives) and (2) key individual performance which contributes to achieving critical results for the Company. A weighting is established for each component taking into account the relative importance of each based on each executive officer's position. Appropriate performance objectives are established by the Compensation Committee and recommended to the board of directors for each fiscal year in support of the Company's strategic plan.

INCENTIVE  STOCK  OPTIONS

     Stock options align the interests of employees and shareholders by providing value to the employee when the stock price increases. All options are granted at an exercise price of at least 100% of the fair market value of the Series M common stock on the date of grant. Incentive stock options were granted to Messrs. Teeter, Reynolds, Carney, Holland and other members of management under the Company's 2001 Management Incentive Program in connection with the Company's emergence from bankruptcy during fiscal 2002. The specific amounts of stock options granted under the 2001 Management Incentive Program, which Program was approved under the Plan of Reorganization, were determined collectively by the Company and the Creditors Committee, after seeking the advice and guidance of an independent consultant during the negotiations related to the Company's reorganization. These stock options vest seven years from the date of grant and may vest earlier (up to 20% per year) if certain annual performance criteria are met.

     Section 162(m) of the Interval Revenue Code of 1986, as amended (the "Code"), limits an employer's income tax deduction for compensation paid to certain key executives of a public company to $1,000,000 per executive per year. The Company has no executives whose salaries currently approach this level and, accordingly, has not addressed what approach it will take with respect to section 162(m), except to the extent the 2001 Management Incentive Program contains standard limits and provisions on awards which are intended to exempt such awards from the section 162(m) deduction limits.


COMPENSATION  OF  CHIEF  EXECUTIVE  OFFICER

     In connection with the Company's reorganization, the annual base salary of Finis F. Teeter, President and Chief Executive Officer, was established at $300,000. As detailed below in the section titled "Employment Agreements", Mr. Teeter was awarded an option to purchase 2,999,900 shares of Series M common stock under the Company's Plan of Reorganization. These stock options vest seven years from the date of grant and may vest earlier (up to 20% per year) if certain annual performance criteria are met. The board of directors approved the accelerated vesting of 20% of these options after reviewing the Company's performance during the partial fiscal year following reorganization, which ended June 28, 2002. Mr. Teeter was also awarded a cash bonus in the amount of $204,750 based upon the Company's performance for the partial fiscal year following the Company's reorganization. The Compensation Committee concluded that Mr. Teeter's total fiscal 2004 compensation was competitive and aligned in the mid-range of total compensation for other chief executives of publicly held companies in similar businesses and of similar size. Furthermore, the Compensation Committee believes that total fiscal 2004 compensation reflects its confidence in Mr. Teeter's ability to lead the Company to execute the Company's strategic plans.

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement, effective as of October 3, 2001, with Mr. Teeter (the "Employment Agreement") for a five-year term. Under the Employment Agreement, Mr. Teeter among other things (a) receives an annual salary of $300,000; and (b) is entitled to participate in fringe benefit or incentive compensation plans as authorized and adopted from time to time by the Company and made available to other employees, including the 2001 Management

Incentive Program, any pension plan, profit-sharing plan, disability or sick pay plan, thrift and savings plan, medical reimbursement plan, group life insurance plan or other employee benefit plans made available to other employees and executives of the Company. The Company granted Mr. Teeter an option to purchase 2,999,900 shares of Series M common stock under the 2001 Management Incentive Program during fiscal year 2002. These options vest seven years from the date of grant and may vest earlier (up to 20% per year) if certain annual performance criteria established by the board of directors are met. In addition, all unvested options vest immediately if Mr. Teeter is terminated without cause.

     In the event of a change of control of the Company, either the Company or Mr. Teeter may terminate the Employment Agreement upon 30 days notice to the other party. Under the Employment Agreement, if the Company terminates Mr. Teeter's employment for other than cause, Mr. Teeter will be entitled to receive an amount equal to one-half his base salary for the remainder of the five-year term of the Agreement, payable in accordance with the Company's normal payroll procedures. If the Company terminates Mr. Teeter's employment because of the failure of the Company to meet reasonable performance targets established by the board of directors from time to time, Mr. Teeter will be entitled to receive an amount equal to one-quarter his base salary for the remainder of the five-year term of the Agreement, payable in accordance with the Company's normal payroll procedures. The maximum amount, however, that Mr. Teeter shall be entitled to receive for early termination of the Employment Agreement by the Company is $500,000.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of our executive officers served as a member of the Compensation Committee of our board of directors. None of our executive officers served as a director of any other entity whose executive officer served as a member of our Compensation Committee.

                            COMPENSATION OF DIRECTORS

     The Company does not pay any additional remuneration to employees for serving as directors of the Company. Other directors of the Company who are not employees receive an annual retainer fee of $36,000, payable in monthly installments of $3,000, plus fees of $2,000 per day for attendance at meetings of the board of directors and $1,000 per day for attendance at meetings of its committees or for participation in telephonic meetings. The chairman of the board receives an additional quarterly retainer fee of $1,000, and committee chairmen receive an additional fee of $1,000 quarterly. Directors of the Company are also reimbursed for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. The directors, along with senior management, voluntarily reduced their fees 10% from January 1, 2003 through June 30, 2003.

                           PERFORMANCE OF COMMON STOCK

     After the Company emerged from bankruptcy, effective October 3, 2001, the Company's common equity stock was restricted from trading through April 11, 2004. Since April 11, 2004, there have been very sporadic offers to buy, but there have been no offers to sell and no trades of the Company's stock on the Over-the-Counter "pink sheets" exchange. Therefore, the Company is unable to accurately compare the return of its stock to its peer group or the SP500.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT


Beneficial Ownership Table

     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of September 21, 2004 by
(i) each of the Company's directors, (ii) each of the Company's executive officers, (iii) all directors and executive officers as a group and (iv) each person or entity who is known by the Company to own five percent or more of any class of the Company's voting securities.

       Name and Address of                                                Amount and Nature of
        Beneficial Owner                              Title of Class      Beneficial Ownership    Percent of Voting
                                                                                                     Securities
--------------------------------------------------------------------------------------------------------------------

Each of the executive officers and directors:

Richard F. Dahlson (1)                                                            None                    *

Richard N. Grasso (1)                                                             None                    *

Ellis L. McKinley (1)                                                             None                    *

Nathan P. Morton (1)                                                              None                    *

Finis F. Teeter (1)                                Series M Common Stock    750,075 shares(2)           6.9%

Craig A. Reynolds (1)                              Series M Common Stock    62,500 shares(3)              *

Charles N. Carney, Jr. (1)                         Series M Common Stock      62,500 shares               *

Jackie H. Holland (1)                              Series M Common Stock    25,000 shares(4)              *

All executive officers and directors as a group:   Series M Common Stock     888,075 shares             8.2%


Each person or entity who owns more than 5% of any class of the Company's voting securities:

Massachusetts Mutual Life Insurance Co.
1500 Main Street, Suite 2800                       Series C Common Stock     1,992,841shares            18.3%
Springfield, MA 01115

The Northwestern Mutual Life Insurance Co.
720 East Wisconsin Avenue                          Series C Common Stock    1,578,174 shares            14.5%
Milwaukee, WI 53202

Kemper Investors Life Insurance Co.
Custody #195279
The Bank of New York                               Series C Common Stock    1,239,026 shares            11.4%
One Wall Street, 3rd Floor
New York, NY 10286

Allstate Life Insurance Company
3075 Sanders Road, Suite G5A                       Series C Common Stock    1,182,984 shares            10.7%
Northbrook, IL 60062

Northern Life Insurance Co.
C/o ING Investment Management                      Series C Common Stock     513,406 shares             4.7%
100 Washington Ave So, Ste 1635
Minneapolis, MN 55401

_____________________
*  Less than 1%

(1) The business address of each of the directors and officers is c/o American Homestar Corporation, 2450 South Shore Boulevard, Suite 300, League City, Texas 77573.
(2) Includes 100 shares of Series M Common Stock and vested but unexercised options to purchase 749,975 shares of Series M Common Stock pursuant to the 2001 Management Incentive Program.
(3) Includes vested but unexercised options to purchase 62,500 shares of Series M Common Stock pursuant to the 2001 Management Incentive Program.
(4) Includes vested but unexercised options to purchase 25,000 shares of Series M Common Stock pursuant to the 2001 Management Incentive Program.

Securities Authorized for Issuance Under Equity Compensation Plans

     The following table sets forth certain information as of July 2, 2004 with respect to compensation plans of the Company under which equity securities of the registrant are authorized for issuance to employees or non-employees (such as directors, consultants, advisors, vendors, customers, suppliers or lenders) in exchange for consideration in the forms of goods or services as described in Statement of FAS No. 123, "Accounting for Stock-Based Compensation."

                                                                                               Number of securities
                                                                                          remaining available for future
                               Number of securities to be    Weighted-average exercise        issuance under equity
                                 issued upon exercise of       price of outstanding             compensation plans
                                  outstanding options,         options, warrants and     (excluding securities reflected
       Plan Category               warrants and rights                rights                      in column (a)
-----------------------------  ---------------------------  ---------------------------  --------------------------------
                                           (a)                          (b)                            (c)

Equity compensation plans
approved by shareholders                4874,900                       $1.35                          57,500

Equity compensation plans not
approved by shareholders                  None                          N/A                            N/A
                               ---------------------------  ---------------------------  --------------------------------
TOTAL                                   4,874,900                      $1.35                          57,500
                               ===========================  ===========================  ================================

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of holdings and transactions in our securities with the SEC and to furnish us with copies of all such reports. Based solely upon a review of the reports furnished to us with respect to the fiscal year ended July 2, 2004, we believe that our directors and executive officers have complied with all filing requirements required by Section 16(a) for fiscal year 2004 applicable to such persons, except that a Form 3 was not timely filed in January 2003 when Mr. McKinley initially became a director, a Form 3 was not timely filed in August 2003 when Mr. Holland initially became an executive officer, a Form 3 was not timely filed when Mr. Holland received additional stock options under our Management Incentive Program in December 2003 and a Form 4 was not timely filed when Mr. Carney exercised stock options in March 2004. Corrective filings have since been made.

                                 CODE OF ETHICS

     The Company adopted our Code of Business Conduct and Ethics ("Code of Ethics") on December 17, 2002. Our Code of Ethics sets forth standards of conduct for all officers, directors and employees of the Company and its subsidiary companies, including all full and part-time employees and certain persons that provide services on our behalf, such as agents.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has entered into two lease agreements with MOAMCO Properties, Inc. ("MOAMCO"), a corporation owned by Mr. Teeter, under which the Company leases two retail sales centers. Between June 28, 2003 and July 2, 2004, the Company paid $78,195 to MOAMCO under the lease agreements. The Company believes that the lease agreements are on terms as favorable to the Company as generally available to unaffiliated parties for comparable properties. Both lease agreements expired in May 2003 and, after review and approval by the Company's independent directors, were renewed for a one-year period with eight additional company option periods.

     It is the policy of the Company that any future transactions with affiliated individuals or entities will be on terms as favorable to the Company as those reasonably available from unrelated third parties, and any such affiliated transactions will require the approval of a majority of the Company's disinterested directors.

                              STOCKHOLDER PROPOSALS

     Shareholders who wish to present proposals for action at the 2005 Annual Meeting of Shareholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this proxy statement. Proposals must be received by the Company no later than May 15, 2005 for inclusion in next year's proxy statement and proxy card.

                              INDEPENDENT AUDITORS

     The board of directors has retained UHY Mann Frankfort to serve as its independent auditors for the fiscal year ending July 1, 2005. UHY Mann Frankfort has served as the Company's accountants since January 21, 2002. Prior to that time, the Company retained KPMG LLP as its independent auditors. It is expected that a member of UHY Mann Frankfort will be present at the meeting with the opportunity to make a statement, if so desired, and will be available to respond to appropriate questions


                                  ANNUAL REPORT

     The Company has provided without charge to each person whose proxy is solicited hereby a copy of the 2004 Annual Report of the Company, which includes the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2004 (including the consolidated financial statements) filed with the SEC. Additional copies of the Annual Report may be obtained without charge upon request in writing to the Secretary of the Company at the address of the Company set forth on the first page of this proxy statement. The Company's Annual Report and this proxy statement are available on the Internet at www.americanhomestar.com/financial.asp.
--------------------------------------

                                  HOUSEHOLDING

     The SEC allows us to deliver a single proxy statement and annual report to an address shared by two or more of our shareholders. This delivery method, referred to as "householding," can result in significant cost savings for the Company. In order to take advantage of this opportunity, the Company and banks and brokerage firms that hold your shares have delivered only one proxy statement and annual report to multiple shareholders who share an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request in writing to the Secretary of the Company at the address of the Company set forth on the first page of this proxy statement or by calling the Company at (281) 334-9700. You may also obtain a copy of the proxy statement and annual report from the SEC's website at www.sec.gov. Shareholders sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Secretary of the Company in the same manner. If you are a beneficial owner, but not the record holder, of the Company's shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.


                                  OTHER MATTERS

     The board of directors does not intend to present any other matters at the meeting and knows of no other matters that will be presented; however, if any other matter properly comes before the meeting, the persons named in the enclosed proxy intend to vote thereon according to their best judgment.

                                    By Order of the Board of Directors


                                    /s/ Craig A. Reynolds
                                    ------------------------------------------
                                    Craig A. Reynolds, Corporate Secretary

Appendix A

                         CHARTER FOR THE AUDIT COMMITTEE
                        OF AMERICAN HOMESTAR CORPORATION
                    AMENDED AND RESTATED AS OF APRIL 20, 2004

I.   DESCRIPTION  AND  PURPOSE

The Audit Committee (the "Audit Committee") is a standing committee of the Board of Directors (the "Board") of American Homestar Corporation (the "Company"). The Audit Committee's primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information provided to shareholders and others, the systems of internal controls which management and the Board have established, the Company's compliance with legal and regulatory requirements and performance of its internal audit function, and the overall audit process, including but not limited to, the independent auditor's qualifications, practices, and independence. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. Considering the size and complexity of the Company, the Audit Committee shall apply reasonable materiality standards to all of its activities.

II.  COMPOSITION/EXPERTISE  REQUIREMENT  OF  AUDIT  COMMITTEE  MEMBERS

A.   IN  GENERAL
     -----------

     1. The Audit Committee shall consist of at least three members, comprised solely of Independent Directors, as that term is defined below.

     2. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

     3. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

     4. Each member shall be appointed by the Board and shall serve for a period of one year or until such time as his or her successor has been duly appointed and qualified or until their earlier respective death, resignation, disqualification or removal. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership. It is the responsibility of the Chairperson to schedule all meetings of the Audit Committee and to provide the Audit Committee with a written agenda for all meetings.

     5. The Audit Committee may form and delegate authority to subcommittees where appropriate. The Audit Committee may delegate one or more designated members of the Audit Committee the authority to grant pre-approvals of non-audit work by the independent auditors in accordance with applicable laws.

B.   INDEPENDENT  DIRECTOR
     ---------------------

As used in this Charter, "Independent Director" means a person that meets all independence and experience requirements promulgated by the National Association of Securities Dealers, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission, as applicable to the Company. In addition, an Independent Director shall be someone other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of their independence from management and the Company. The following persons shall not be considered independent:

     1.   Employees.  A  director  who  is  an  employee (including non-employee
          ---------
          executive officers) of the Company or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Company, the director could serve on the Audit Committee after three years following the termination of the relationship between the Company and the former parent or predecessor.

     2.   Business  Relationship.  A  director (i) who is a partner, controlling
          ----------------------
          shareholder, or executive officer of an organization that has a business relationship with the Company, or (ii) who has a direct business relationship with the Company (e.g., a consultant) may serve on the Audit Committee only if the Board determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board should consider, among other things, the materiality of the relationship to the Company, to the director, and, if applicable, to the organization with which the director is affiliated. "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the Company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Audit Committee without the above-referenced Board's determination after three years following the termination of, as applicable, either (a) the relationship between the organization with which the director is affiliated and the Company, (b) the relationship between the director and his or her partnership status, shareholder interest or executive officer posit ion, or (c) the direct business relationship between the director and the Company.

     3.   Cross  Compensation  Committee  Link. A director who is employed as an
          ------------------------------------
          executive of another corporation where any of the Company's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

     4.   Immediate  Family.  A director who is an Immediate Family member of an
          -----------------
          individual who is an executive officer of the Company or any of its affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship, "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

C.   LIMITED  EXCEPTION  TO  INDEPENDENT  DIRECTOR  REQUIREMENT.
     ----------------------------------------------------------

Notwithstanding the preceding subsection, one director who is not independent and is not a current employee of the Company or an Immediate Family member of such an employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, (i) determines that such director's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and (ii) discloses the nature of the relationship and the reasons for that determination in the Company's next annual proxy statement subsequent to such determination. Any member appointed to the Audit Committee pursuant to the provisions of this paragraph may not serve longer than two years and may not serve as chairman of the Audit Committee.

III.  MEETINGS

The Audit Committee shall meet as frequently as circumstances require, but in any event on a quarterly basis. The Audit Committee may ask members of management or others to attend meetings and may provide pertinent information to them as the Audit Committee deems necessary. As part of its job to foster open communication, the Audit Committee should meet not less frequently than quarterly with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or either of these groups believes should be discussed privately and to confirm that the independent auditors have had full, free and unrestricted access to all Corporation records, property, personnel and operations during the course of their audits. In addition, the Audit Committee or at least its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures. Minutes shall be taken for each Audit Committee meeting, which shall then be approved at the next meeting of the Audit Committee.

IV.   RESPONSIBILITIES  AND  DUTIES

The Audit Committee's primary responsibilities and duties are to:

A.   IN  GENERAL
     -----------

     1. Serve as an independent and objective party to monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     2. In its sole discretion, select, retain and, when necessary, replace the Company's independent auditors.

     3. Review and appraise, in its sole discretion, the independence and performance of the Company's independent auditors and the performance of the Company's internal auditing department.

     4. Pre-approve audit engagement fees and significant non-audit engagements and fees in accordance with the annual pre-approval policy for audit and non-audit engagements.

     5. Provide an open avenue of communication among the independent auditors, financial and senior management, the Company's internal auditing department, and the Board.

     6. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     7. Engage independent counsel and other advisers, as it determines necessary to carry out its duties.

B.   DOCUMENT/REPORT  REVIEW  PROCEDURES
     -----------------------------------

     1.   Review  and  reassess the adequacy of this Charter on an annual basis.
          Submit the Charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations and the rules of the stock exchange on which the Company's securities are traded, as applicable.

     2. Review the Company's annual audited financial statements, related footnotes and any financial reports or other financial information submitted to any government body, or the public, prior to filing or distribution, including any certification, report, opinion, or review rendered by the independent auditors. Review should include discussion with management and independent auditors of significant issues regarding principals, practices, and judgments.

     3. In conjunction with management, the independent auditors, and the Company's internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the Company's internal auditing department together with management's responses.

     4. Review with management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Review the Company's earnings press releases, financial information, and earnings guidance provided to analysts and rating agencies prior to release. Discuss any significant changes to the Company's accounting principals and any items required to be communicated by the independent auditors in accordance with SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     5.   Review  with  the  independent  auditor:

          a. The Company's financial statements and related footnotes and the independent auditor's report thereon, including their report on the adequacy of the Company's internal controls and any significant recommendations they may offer to improve internal controls;

          b. Any significant accruals, reserves or estimates which may have a material impact on the financial statements; and

          c. Any difficulties or disputes with management encountered by the independent auditor during the course of the audit and any instances of second opinions sought by management.

     6.   Consider  and  review  with  the  independent  auditor:

          a. The adequacy of the Company's internal controls and any significant findings during the year and management's responses thereto; and

          b. Any difficulties, encountered in the course of the internal audits, including any restrictions on the scope of their work or access to required information.

     7. Consider with management and the independent auditor the possible impact of any pending changes in accounting standards or rules as promulgated by the FASB or others.

     8. Review with legal counsel any legal and regulatory matters that may have a material impact on the financial statements and any reports received from regulators, and any environmental compliance and reserves.

     9. Review the principal executive officer's and the principal financial officer's certification of annual and quarterly reports to the SEC.

     10. Report Audit Committee actions to the Board with such recommendations as the Audit Committee may deem appropriate.

C.   INDEPENDENT  AUDITORS
     ---------------------

     1. Exercise its sole discretion in selecting, funding, evaluating and, where appropriate, replacing the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee will only enter into agreements for audit services with registered public accounting firms in good standing with the Public Accounting Oversight Board.

     2. Ensure that the independent auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard I (Independence Discussions with Audit Committees), as may be modified or supplemented, and the Audit Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the Board take appropriate action to oversee the independence of the independent auditor. The Audit Committee shall review the independence and the performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant. To ensure independence, on an annual basis, the Audit Committee shall review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     3. Review the independent auditors' audit plan, discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach to ensure completeness of coverage, reduction in redundant efforts, and the effective use of audit resources.

     4. Review and pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent auditors in accordance with applicable laws.

     5. Periodically consult with the independent auditors out of the presence of management about internal control and the fullness and accuracy of the Company's financial statements.

     6. Review a formal written statement, received from the independent auditors annually, of the fees billed for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year; and
          (ii) all other services rendered by the independent auditors for the most recent fiscal year, in the aggregate and by each service.

     7. Instruct the independent auditors that the independent auditors are ultimately responsible to, and shall report directly to, the Audit Committee and are to report directly to the Audit Committee any serious difficulties or disagreements with management.

     8.   Review and discuss reports from the independent auditors on:

          -    all critical accounting policies and practices to be used;

          - all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

          - other material written communications between the independent auditor and management.

     9. Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act and assurance that Section 10A(b) of the Exchange Act has not been implicated.

     10. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

D.   ETHICAL  AND  LEGAL  COMPLIANCE.
     --------------------------------

     1. Review and update periodically the Company's Code of Business Conduct and Ethics and ensure that management has established a system to enforce this policy.

     2. Review management's monitoring of the Company's compliance with its Code of Business Conduct and Ethics and ensure that management has the proper review system in place to ensure that Company's financial statements, reports, and other financial information disseminated to governmental organizations and the public, satisfy legal requirements.

     3. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

     4. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

     5. Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.   INVESTIGATIONS

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and duties and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary to fulfill its responsibilities and duties.

VI.  WRITTEN  AFFIRMATION

Once each year the Audit Committee shall provide the Company through the Board, and the Company shall provide to the stock exchange on which the Company's securities are traded, as applicable, written confirmation regarding:

     1. Any determination that the Board has made regarding the independence of directors who are members of the Audit Committee pursuant to this Charter;

     2.   The  financial  literacy  of  the  Audit  Committee  members;

     3. The determination that at least one of the Audit Committee members has accounting or related financial management expertise; and

     4.   The  annual  review  and  reassessment  of  this  Charter.

VII.  AUDIT  COMMITTEE  REPORT

In its annual proxy statement, the Company must include a report of the Audit Committee, it must provide disclosures regarding the independence of the Committee members, and at least once every three (3) years it must attach a copy of the Audit Committee Charter as an exhibit to the proxy statement. As set forth in Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A, the Audit Committee's report must state whether:

     1. the Audit Committee has reviewed and discussed the audited financial statements with management;

     2. the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61;

     3. the Audit Committee has received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. I and has discussed with the independent auditors the independent auditor's independence; and

     4. based on the review and discussions referred to in paragraphs 1 through 4, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

The name of each member of the Audit Committee must appear below the Audit Committee's report.

                  VIII.  LIMITATION OF AUDIT COMMITTEE'S ROLE
                  -------------------------------------------

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.